UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):


                              SUN AMERICAN BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-22911                 65-032364
            --------                  -------                 ---------
  (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)           File Number)          Identification No.)


        1200 North Federal Highway, Suite 111, Boca Raton, Florida 33432
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  561-447-7575
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K (the "Current Report") of PanAmerican Bancorp (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company's plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "believes," "forecasts," "intends," "possible," "estimates," "anticipates," and "plans" and similar expressions are intended to identify forward-looking statements. Among the important factors on which such statements are based are assumptions concerning the business environment in Broward, Miami-Dade and Palm Beach Counties of Florida where the Company's bank subsidiary operates, the availability of additional capital to help the bank subsidiary achieve the size necessary to attain and sustain profitability, changes in interest rates, changes in the banking industry in general, and particularly in the competitive environment in which the bank subsidiary operates, and changes in inflation.

     You should not place undue reliance on the Company's forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.


Item 2.02  Results of Operations and Financial Condition.

     On April 28, 2006 the Company issued a press release announcing the Company's unaudited financial information for the first quarter ended on March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report, including Exhibit 99.1 attached hereto, shall be deemed "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act.


Item 9.01  Financial Statements and Exhibits.

       (a)     Financial statements of businesses acquired.

               None.

       (b)     Pro forma financial information.

               None.

       (c)     Exhibits.

               The following exhibits are filed herewith:

Exhibit No.    Description
-----------    -----------

99.1           Press Release of the Company, dated April 28, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2006

                               SUN AMERICAN BANCORP


                               By:      /s/ Michael E. Golden
                                        ----------------------------------
                               Name:    Michael E. Golden
                               Title:   Chief Executive Officer and President

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Press Release of the Company, dated April 28, 2006.